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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT REAL ESTATE APPRAISERS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-38827) of Catellus Development Corporation of our report dated February 17, 1994, appearing on page F-3 of this Form 10-K.




Landauer Associates, Inc.
Real Estate Counselors



/s/ James C. Kafes                                /s/ John F. Brengelman
James C. Kafes, MAI, CRE                          John F. Brengelman
Managing Director                                 Senior Vice President


New York, NY
February 17, 1994